UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

June 11, 2004

(Date of Report)

(Date of Earliest Event Reported)

DRUGSTORE.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26137	04-3416255
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

13920 SE Eastgate Way, Suite 300, Bellevue, Washington 98005

(Address of Principal Executive Offices, Including Zip Code)

(425) 372-3200

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

On June 11, 2004, drugstore.com, inc. (the “Company”) issued a press release announcing that Kal Raman has resigned as president and chief executive officer of the Company for personal reasons. Robert Barton, the Company’s chief financial officer, has assumed the role of interim chief executive officer.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press release dated June 11, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRUGSTORE.COM, INC. (Registrant)

By:	/s/ ROBERT A. BARTON
Robert A. Barton Vice President, Acting Chief Executive Officer, Chief Financial Officer, and Treasurer

Date: June 14, 2004